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                                                                  EXHIBIT 10.8.2

                     AMENDMENT NUMBER ONE TO THE ADVERTISING
                               SERVICES AGREEMENT

         This Amendment Number One ("Amendment One") to the Advertising Services Agreement dated as of July 17, 2002 (the "Agreement") is entered into as of October 23, 2002 (the "Amendment One Effective Date") by and between Ask Jeeves, Inc. a Delaware corporation, with principal place of business at 5858 Horton Street, Suite 350, Emeryville, CA 94608 ("Customer"), and Google, Inc., a California corporation with its principal place of business at 2400 Bayshore Parkway, Mountain View, California 94043 ("Google").

         Whereas, Customer and Google are parties to the Agreement, pursuant to which Google provides Customer with certain services for Customer's Site (as defined in the Agreement); and

         Whereas, Customer and Google desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1. Definitions. For purposes of this Amendment, the capitalized terms used, but not defined herein, shall have the same meanings set forth in the Agreement.

2.       Delete Section 1.15 in its entirety and replace with the following:
         "1.15 "Syndicated Sites" means [*].

         With respect to Syndicated Sites, [*].

3. The following is added to the list of Syndicated Sites in Section B (2) of Schedule A:

         [*].

4. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized as of the date and year first written above.

ASK JEEVES, INC.                              GOOGLE, INC.

By: /s/ Steve Sordello                        By: /s/ Joan Braddi

Print Name: Steve Sordello                    Print Name: Joan Braddi

Title:      Chief Financial Officer           Title:   VP Search Services

Address:        5858 Horton Street            Address: 2400 Bayshore Parkway
                Suite 350                              Mountain View, CA  94043
                Emeryville, CA 94608

Tel: __________________                       Tel:  (650) 330-0100

Fax: __________________                       Fax:  (650) 618-1835

Date: 10/22/02                                Date: 10/23/02

______________________
[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.